EXHIBIT 10.9.1


      [*] Indicates that the confidential portion has been omitted from this filed exhibit and filed separately with the Securities and Exchange Commission

                AMENDMENT ONE TO UNDERGROUND COAL SALES AGREEMENT


         This AMENDMENT ONE TO UNDERGROUND COAL SALES AGREEMENT ("Amendment One"), by and between SAN JUAN COAL COMPANY, a Delaware corporation (referred to herein as "SJCC") and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and TUCSON ELECTRIC POWER COMPANY, an Arizona corporation (collectively referred to herein as the "Utilities") (with SJCC and Utilities herein sometimes collectively referred to as "Parties"), effective as of December 15, 2003, amends that certain Underground Coal Sales Agreement dated August 31, 2001 (the "UGCSA") between SJCC and the Utilities.

                                    RECITALS

         A. AU Mines, Inc. ("AU") has withdrawn as a partner of Cimarron Coal Company ("Cimarron") in exchange for an undivided 31% interest in the assets of Cimarron, and Cimarron has been reorganized into a partnership in which AU has no further interest.

         B. SJCC has agreed to enter into with Cimarron the Installment Sale Agreement and Release, pursuant to which SJCC will purchase all of the remaining rights and interest of Cimarron in the La Plata leases and the La Plata mine created or reserved under the Cimarron Assignment Agreement dated October 30, 1979, originally between Cimarron and Western Coal Company and assigned to SJCC, as amended and modified over time by various agreements.

         C. SJCC has agreed to enter into the AU Letter Agreement dated as of December 15, 2003 with AU amending the Cimarron Assignment Agreement dated October 30, 1979, as amended and modified.

         NOW THEREFORE, in consideration of the terms, covenants and agreements contained in this Amendment One and for other good and valuable consideration, the Utilities jointly and severally agree with SJCC as follows:

                                    AGREEMENT

         1. The UGCSA is amended by deleting the text of Section 1.2 in its entirety and replacing it with "[intentionally omitted]". The remaining sections following 1.2 shall not be renumbered.

         2. The UGCSA is amended by adding the following definitions to Section 1.15:

                  SS) "Cimarron Coal Assignment" defined in Section 2.1.E.

                  TT) "Installment Sale Agreement" defined in Section 2.1.E

                  UU) "Utility Payment Stream" defined in Section 8.5.C.

         3. The UGCSA is amended by adding a new Section 2.1.E as follows:

                  E) To perform all of the obligations contained in (i) the Cimarron Coal Assignment dated October 30, 1979, originally between Cimarron Coal Company and Western Coal Company and assigned to SJCC, as amended and modified, including but not limited to the letter amendment dated as of December 15, 2003 between AU Mines, Inc. and SJCC ("Cimarron Coal Assignment") and (ii) the Installment Sale Agreement and Release between Cimarron Coal Company and SJCC, dated as of December 15, 2003 ("Installment Sale Agreement").

         4. The UGCSA is amended by adding after the title line of Section 8.5, "Other Costs", the new line:

                  Other Costs shall be the following:

         5. The UGCSA is amended by replacing the existing text of Section 8.5.C in its entirety with the following:

                  C)       Payment of the Utility Payment Stream

                  For purposes of this Section 8.5.C, the following definitions apply:

                  "Y1" is the final Implicit Price Deflator Index of the Gross Domestic Product ("IPD-GDP") (defined below) for the fourth quarter of 2002, presently equal to 111.25

                  "Y2" is the final IPD-GDP for the fourth quarter of 1979, presently equal to 53.90.

                  "Xl" is the most recently published quarterly IPD-GDP as of the Calculation Date. The Calculation Date is the 5th day of the month following the month for which each Utility Payment Stream payment is being made (e.g., February 5 for the January payment).

                  The factors X1/Y1 and X1/Y2 as applied below in this Section 8.5.C are utilized to recognize the effects of inflation and deflation on certain relevant base amounts.

                  The IPD-GDP as utilized in this Section 8.5.C refers to the Implicit Price Deflator of the Gross Domestic Product Index ("Index") published quarterly by the Bureau of Economic Analysis of the U.S. Department of Commerce ("BEA"). Calculations for this Section 8.5.C shall be made based upon the most recent Index published on the BEA website (if the BEA

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

                  website no longer publishes the Index, then the Index as most recently published in the Survey of Current Business shall be utilized), at the applicable Calculation Date. Presently, information concerning the Index is disseminated by the BEA by means of the Survey of Current Business, (a magazine published monthly by the U.S. Department of Commerce, Economic and Statistics Administration, Bureau of Economic Analysis, and printed by the Government Printing Office) in a Selected NIPA Table designated as "Quantity and Price Indexes for Gross Domestic Product" and, also, via BEA's website on the Internet, as line 4 of Table 7.1 at: www.bea.doc.gov/bea/dn/nipaweb/SelectTable.asp?Selected=N#S7.

         At present, the Index is calculated and based on the reference year of 1996 = 100. The Selected NIPA Tables are presented through quarterly estimates, updated monthly; the Parties agree that any update to the Index after the Calculation Date, caused by BEA adjusting its estimates, shall not result in a recalculation of the amount of a Utility Payment Stream payment.

         If, in the future, the BEA should change the reference year utilized to calculate the IPD-GDP then: Y1 shall be the IPD-GDP shown for the fourth quarter of 2002; and Y2 shall be the JPD-GDP shown for the fourth quarter of 1979, in conversion tables prepared by the BEA in respect to the new reference year and Xl for each succeeding Utility Payment Stream payment becoming due after the date of the change of reference years shall be determined by reference to the most recently published IPD-GDP, as of the Calculation Date, based on the new reference year.

         If the IPD-GDP should cease to be published by the BEA but another comparable index is published by another governmental agency then such index shall be utilized in the same manner as provided in this Section 8.5.C in order to establish the amounts of the Utility Payment Stream becoming due for required future Utility Payment Stream payments. If no such index is published by governmental agencies, then such other index which may be available shall be utilized in a manner which will fairly and reasonably reflect the effects of inflation or deflation on the dollar amounts of the Utility Payment Stream payments.

         The Utilities shall pay to SJCC the Utility Payment Stream calculated in two parts as follows ("Utility Payment Stream"):

                  1)       i)       [*] ("Initial Payment") paid on January 22,
                           2004 to the account described in Section 8.7.C; and

                           ii) one hundred sixty nine (169) monthly payments ("Payment(s)") each in the amount calculated in this
                           Section 8.5.C(l) below, with the first Payment for the month of December 2003 due on January 22, 2004, and the final Payment for the month of December 2017 due on January 22, 2018. The terms Initial Payment and Payment(s) as defined in this Section 8.5.C(1) apply only in this Section 8.5.C(1).

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

                           The amount of each Payment shall be calculated utilizing [*] as the base amount to be subject to inflation and deflation adjustment and calculated mathematically by the following formula applied separately for each Payment:

                                    [*] x (X1/Y1) = amount of Payment

                           Utilities shall make the Payments specified in this
                           Section 8.5.C(1) to an SJCC bank account designated as [*] (or such other account as either of the Parties may designate upon 30 days written notice to the other party) and due on the 22nd of the month following the month for which the Payment is being made. Payments due on a Saturday will be payable on the previous Friday. Payments due on a Sunday will be payable on the following Monday. Payments due on a bank holiday will be payable on the next bank workday.

                  2)       i)       [*] ("Initial Payment") paid on January 22,
                           2004 to the account described in Section 8.7.C; and

                           ii) one hundred sixty nine (169) monthly payments ("Payment(s)") each in the amount calculated in this
                           Section 8.5.C(2) below, with the first Payment for the month of December 2003 due on January 22, 2004, and the final Payment for the month of December 2017 due on January 22, 2018. The terms Initial Payment and Payment(s) as defined in this Section 8.5.C(2) apply only in this Section 8.5.C(2). The amount of each Payment shall be calculated by adding certain payment amounts as follows:

                           Tier 1 shall be calculated utilizing [*] as the base amount to be subject to inflation and deflation adjustment and calculated mathematically by the following formula applied separately for each
                           Payment:

                                     [*] x (X1/Y2) = Tier 1 payment

                           If the LPM Annual Production (the total tons mined and delivered to the Utilities in a calendar year from the La Plata Mine) is zero, no payments are due for Tier 2 and Tier 3. Only if the LPM Annual Production exceeds [*] tons in any year after 2003, payments from at least Tier 2, and possibly Tier 3, shall he added to the December Tier 1 payment, as described below. Tier 2 and Tier 3 payments are only calculated and applied to the December payment of each year and shall be calculated utilizing [*] as the base amount to be subject to inflation and deflation adjustment.

                           Tier 2 only applies when LPM Annual Production exceeds [*] tons in any year after 2003. If LPM Annual Production exceeds [*] tons, the Tier 2 payment amount calculation is initiated by multiplying [*] by the lesser of: i) the LPM Annual

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

                           Production minus [*] tons or ii) [*] tons, and then multiplying the product by [*], multiplied further by X1/Y2. This product multiplied by [*] is the Tier 2 payment amount, and it shall be added to the Tier 1 payment amount for December each year that Tier 2 applies.

                           Tier 3 only applies when LPM Annual Production exceeds [*] tons in any year after 2003. If LPM Annual Production exceeds [*] tons, the Tier 3 payment amount calculation is initiated by multiplying [*] by: (the LPM Annual Production minus [*] tons), and then multiplying the product by [*], multiplied further by XI/Y2. This product multiplied by [*] is the Tier 3 payment amount, and it shall be added to the sum of the Tier 1 and Tier 2 payment amounts for December each year that Tier 3 applies.

                           Utilities shall make the Payments specified in this
                           Section 8.5.C(2) to the SJCC bank account designated as [*] (or such other account as either of the Parties may designate upon 30 days written notice to the other party) and due on the 22nd of the month following the month for which the Payment is being made. Payments due on a Saturday will be payable on the previous Friday. Payments due on a Sunday will be payable on the following Monday. Payments due on a bank holiday will be payable on the next bank workday.

                  By the tenth (10th) day of each month, SJCC shall provide to the Utilities a detailed calculation of the Utility Payment Stream due for the previous month. In the event of a dispute between the Parties or with a third party over calculation of payments set out in Section 8.5.C(1) or Section 8.5.C(2), the Utilities shall submit their written position statement regarding the disputed calculation to SJCC. A determination of the same issue in a dispute resolution process involving a third party, in which the Utilities' position statement is presented in good faith by SJCC, shall be binding upon SJCC and the Utilities for purposes of this Agreement.

         6.       The UGCSA is amended by adding the following new Section
         8.5.F:

                  F) Dispute Costs

                  In addition to the Utility Payment Stream set forth in Sections 8.5.C(l) and 8.5.C(2) above, the Utilities shall pay to SJCC legal fees and costs arising from disputes, if any, under the Cimarron Coal Assignment and/or the Installment Sale Agreement.

         7. Section 6.1 of the UGCSA is amended by adding the following paragraph at the end of the current Section 6.1:

                  "SJCC shall not mine and sell coal to any third party from the coal leases described in the Cimarron Coal Assignment."

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

         8. Section 8.1 of the UGCSA is amended by replacing, in the first paragraph, the term "reimburse" with the phrase "reimburse or pay, as applicable,".

         9. The UGCSA is amended by deleting the text of Section 8.7.A(2).iii in its entirety and replacing it with "[intentionally omitted]". The remaining sections following Section 8.7.A(2).iii shall not be renumbered.

         10. The UGCSA is amended by replacing the existing text of Section 8.7.A(2).v in its entirety with the following: Other Miscellaneous Costs

         11.      The UGCSA is amended by adding the following new Section
         8.7.A(2).vi:

                  vi.      Dispute Costs

         12. Section 8.7.C of the UGCSA is amended by replacing the existing text in its entirety with the following:

                  Invoices submitted by SJCC in accordance with Section 8.7 "Invoicing and Settlement" and any supplemental or true-up invoices shall be due and payable by Utilities on the twenty-second (22nd) day of the month succeeding the month for which such invoice is submitted, or on the twelfth (12th) day after receipt of the invoice by Utilities, whichever date is later; provided, however, that payment of the Utility Payment Stream by the Utilities is due the twenty-second (22nd) day of the month, regardless of whether, or when, a detailed calculation thereof as specified in Section 8.5.C is received by the Utilities. Payment pursuant to this Agreement, except for payments under Sections 8.5.C.(1) (ii) and 8.5.C.(2)(ii), shall be made to SJCC by electronic funds transfer to such bank accounts as SJCC may from time to time designate.

         13. The UGCSA is amended by deleting the text of Section 12.5.D.(1) in its entirety and replacing it with "[intentionally omitted]". The remaining sections following Section 12.5.D.(1) shall not be renumbered.

         14. The UGCSA is amended by replacing Section 14.10.A in its entirety with the following:

                  A) This Agreement may not be assigned or subcontracted by SJCC without the consent of Utilities, except that no consent shall be required in event of an assignment of amounts receivable hereunder to a bank or lending institution, or a collateral assignment for purposes of securing indebtedness, or a transfer under or pursuant to a mortgage, deed of trust or indenture (including, without limitation, a transfer by foreclosure or a sale under the power of sale contained in any such mortgage, deed of trust or indenture), or a transfer to a successor in interest, by merger, consolidation, sale and transfer, or otherwise, acquiring all or substantially all of

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

                  the assets and business of SJCC, and except for transfer to a subsidiary as herein below provided; provided, however, that any assignee, successor in interest or transferee hereunder shall first guarantee performance of this Agreement in a manner satisfactory to Utilities. Notwithstanding anything to the contrary contained in this Agreement, a collateral assignment of the Utility Payment Stream (including, without limitation, a transfer by foreclosure or a sale under a power of sale contained in any such collateral assignment) shall not require the assignee or transferee to guarantee performance of this Agreement, and any claims or rights of setoff against the Utility Payment Stream shall be subordinate to any such collateral assignment (including, without limitation, a transfer by foreclosure or a sale under a power of sale contained in any such collateral assignment).

         15.      The UGCSA is amended by replacing the second sentence of
         Section 14.18 with the following:

                  In addition, those provisions and Exhibits referenced in, or necessary to implement, the provisions that describe the Parties' post-termination or post-expiration rights and obligations also shall survive, including, but not limited to, Sections 2.1.E, 8.5.C, 8.5.E, 8.5.F and 14.10.

         16. The UGCSA is amended by replacing Section 1.5 with the following:

                  1.5      Guarantee
                  "Guarantee" shall mean the Guarantee, of even date herewith, as modified from time to time by the consent of Guarantor, made by BHP Minerals International Inc. and guaranteeing to Utilities SJCC's performance of its obligations hereunder.

         17. Section 14.13 of the UGCSA is amended by replacing the existing text in its entirety with the following:

                  This Agreement may be amended only by written instrument executed by all of the Parties. Any such amendments may be executed in any number of counterparts, and it shall not be necessary that the signatures of all Parties be contained on any counterpart. Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

         18. All other provisions of the UGCSA not specifically amended by this Amendment One remain in full force and effect.

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

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed on their behalf by their respective officers, thereunto duly authorized. Public Service Company of New Mexico



By:      /s/ Edward Padilla Jr.
      --------------------------------------
Name:  Edward Padilla Jr.
      --------------------------------------
Title: Senior Vice President                        Date:    December 15, 2003
      --------------------------------------              ----------------------


Tucson Electric Power Company

By:      /s/ Michael J. Deloncini
    ----------------------------------------
Name:  Michael J. Deloncini
      --------------------------------------
Title: Senior Vice President                        Date:    December 15, 2003
      --------------------------------------              ----------------------


San Juan Coal Company

By:      /s/ John W. Grubb
    ----------------------------------------
Name:  John W. Grubb
      --------------------------------------
Title:  President                                   Date:    December 15, 2003
      --------------------------------------              ----------------------


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


                              CONSENT OF GUARANTOR
         BHP Minerals International Inc., a Delaware corporation (formerly BHP-Utah International Inc.), the guarantor of the obligations of San Juan Coal Company under the Underground Coal Sales Agreement pursuant to the Guarantee dated September 25, 2001 (the "Guarantee"), hereby consents to the foregoing Amendment One to the Underground Coal Sales Agreement and agrees that all references in the Guarantee to the Underground Coal Sales Agreement shall be deemed to be references to the Underground Coal Sales Agreement as amended by this Amendment One.



BHP MINERALS INTERNATIONAL INC.


By:      /s/ Earl K. Moore
    ----------------------------------------
Name:  Earl K. Moore
      --------------------------------------
Title:  President                                     Date:    12/9/03
      --------------------------------------                --------------------


By:      /s/ M. Ruth Rhodes
    ----------------------------------------
Name:  M. Ruth Rhodes
      --------------------------------------
Title:  Secretary                                     Date:    12/9/03
      --------------------------------------                --------------------


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